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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 18, 1997 and our report dated February 22, 1996 on our audits of the consolidated financial statements of Vertex Pharmaceuticals Incorporated. We also consent to the references to our firm under the captions "Experts" and "Selected Consolidated Financial Data."

                                              /s/ COOPERS & LYBRAND L.L.P.
                                            ----------------------------------
                                                  COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1997